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                                                                    EXHIBIT 23.b

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus included in this Registration Statement on Form S-3 of our report dated February 25, 2000, relating to the financial statements and financial statement schedule of MascoTech, Inc., which appears in Masco Corporation's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICEWATERHOUSECOOPERS LLP


Detroit, Michigan
November 1, 2000